Exhibit 99.8

First NLC Trust 2005-2

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-2	561 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Original Balance ($)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

50,000.01 - 100,000.00	18	1,533,326.15	1.10	85,184.79	7.071	78.64	636
100,000.01 - 150,000.00	81	10,274,833.04	7.39	126,849.79	6.853	79.41	661
150,000.01 - 200,000.00	103	18,118,411.25	13.03	175,906.91	6.798	80.03	657
200,000.01 - 250,000.00	119	27,037,616.44	19.44	227,206.86	6.829	80.76	647
250,000.01 - 300,000.00	82	22,283,252.00	16.02	271,746.98	6.808	80.70	652
300,000.01 - 350,000.00	61	19,776,070.00	14.22	324,197.87	6.871	80.65	655
350,000.01 - 400,000.00	46	17,213,200.00	12.38	374,200.00	6.766	82.81	666
400,000.01 - 450,000.00	27	11,497,550.00	8.27	425,835.19	6.641	79.07	661
450,000.01 - 500,000.00	22	10,199,243.56	7.33	463,601.98	6.812	78.67	668
550,000.01 - 600,000.00	2	1,161,000.00	0.83	580,500.00	7.238	90.00	645

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Current Balance ($)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

50,000.01 - 100,000.00	18	1,533,326.15	1.10	85,184.79	7.071	78.64	636
100,000.01 - 150,000.00	82	10,392,576.60	7.47	126,738.74	6.860	79.41	661
150,000.01 - 200,000.00	103	18,118,411.25	13.03	175,906.91	6.798	80.03	657
200,000.01 - 250,000.00	119	27,037,616.44	19.44	227,206.86	6.829	80.76	647
250,000.01 - 300,000.00	82	22,283,252.00	16.02	271,746.98	6.808	80.70	652
300,000.01 - 350,000.00	61	19,776,070.00	14.22	324,197.87	6.871	80.65	655
350,000.01 - 400,000.00	46	17,213,200.00	12.38	374,200.00	6.766	82.81	666
400,000.01 - 450,000.00	27	11,497,550.00	8.27	425,835.19	6.641	79.07	661
450,000.01 - 500,000.00	21	10,081,500.00	7.25	480,071.43	6.804	78.66	668
550,000.01 - 600,000.00	2	1,161,000.00	0.83	580,500.00	7.238	90.00	645

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Mortgage Rate (%)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

5.001 - 5.500	6	1,243,000.00	0.89	207,166.67	5.428	70.93	668
5.501 - 6.000	51	13,153,848.15	9.46	257,918.59	5.909	77.61	659
6.001 - 6.500	133	33,674,815.42	24.21	253,194.10	6.322	79.86	663
6.501 - 7.000	200	50,553,692.50	36.34	252,768.46	6.815	80.90	655
7.001 - 7.500	93	21,922,176.37	15.76	235,722.33	7.283	81.90	650
7.501 - 8.000	63	14,724,520.00	10.59	233,722.54	7.759	81.80	655
8.001 - 8.500	11	3,170,150.00	2.28	288,195.45	8.158	82.07	643
8.501 - 9.000	4	652,300.00	0.47	163,075.00	8.753	86.66	611

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
Original Term to Maturity		Outstanding	Outstanding	Average	WA GROSS	WA	WA
(Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

349 - 360	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
Remaining Term to Maturity		Outstanding	Outstanding	Average	WA GROSS	WA	WA
(Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

349 - 360	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	561 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Lien Position	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

1	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average		WA	WA
Seasoning (Months)	Number of Loans	Principal	Principal	Current	WA GROSS CPN	CLTV	FICO

0	499	123,360,710.00	88.69	247,215.85	6.830	80.71	658
1	60	15,402,542.44	11.07	256,709.04	6.648	79.42	646
2	2	331,250.00	0.24	165,625.00	7.159	76.21	633

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Original CLTV (%)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

15.01-20.00	1	125,000.00	0.09	125,000.00	6.500	17.86	646
25.01 - 30.00	1	104,000.00	0.07	104,000.00	6.350	28.89	614
35.01-40.00	1	171,150.00	0.12	171,150.00	6.250	38.03	643
40.01-45.00	3	548,000.00	0.39	182,666.67	6.036	41.73	669
45.01-50.00	1	94,470.00	0.07	94,470.00	6.375	47.00	663
50.01-55.00	5	878,450.00	0.63	175,690.00	6.364	52.62	634
55.01-60.00	3	801,500.00	0.58	267,166.67	5.996	58.99	617
60.01-65.00	7	1,631,000.00	1.17	233,000.00	6.447	63.51	645
65.01-70.00	16	3,746,440.00	2.69	234,152.50	6.522	68.91	647
70.01-75.00	16	5,254,470.00	3.78	328,404.38	6.570	73.94	660
75.01-80.00	374	93,518,232.21	67.23	250,048.75	6.838	79.81	662
80.01-85.00	39	9,053,525.54	6.51	232,141.68	6.608	84.26	637
85.01-90.00	77	19,255,014.69	13.84	250,065.13	7.019	89.60	639
90.01-95.00	16	3,633,250.00	2.61	227,078.13	6.822	94.08	658
95.01 - 100.00	1	280,000.00	0.20	280,000.00	6.375	100.00	699

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Occupancy Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Owner Occupied	554	137,244,452.44	98.67	247,733.67	6.814	80.65	656
Non-Owner Occupied	7	1,850,050.00	1.33	264,292.86	6.567	73.58	696

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Property Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Single Family	476	118,202,227.31	84.98	248,324.01	6.814	80.53	655
Condo	35	7,985,840.00	5.74	228,166.86	6.900	81.21	659
Townhouse	31	7,555,585.13	5.43	243,728.55	6.617	80.62	664
Duplex	11	2,866,450.00	2.06	260,586.36	7.081	81.32	679
3-4 Unit	8	2,484,400.00	1.79	310,550.00	6.658	78.76	676

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	561 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Use of Proceeds	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Purchase	316	80,620,306.37	57.96	255,127.55	6.870	80.43	664
Cashout	234	55,230,896.07	39.71	236,029.47	6.728	80.59	645
Rate/Term Refinance	11	3,243,300.00	2.33	294,845.45	6.746	82.97	655

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Documentation Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Stated	350	91,204,968.00	65.57	260,585.62	6.981	80.23	661
Full	209	47,357,534.44	34.05	226,591.07	6.488	81.19	646
NINA	2	532,000.00	0.38	266,000.00	6.347	80.00	694

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Loan Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

ARM 2/28 60 Month IO	364	90,896,743.15	65.35	249,716.33	6.859	80.69	657
ARM 3/27 60 Month IO	197	48,197,759.29	34.65	244,658.68	6.720	80.30	655

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Geographic Distribution	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

California	240	70,740,331.71	50.86	294,751.38	6.775	79.41	655
Florida	89	17,890,649.50	12.86	201,018.53	6.819	81.60	659
Illinois	59	13,435,633.54	9.66	227,722.60	6.922	81.81	665
Maryland	35	8,981,229.88	6.46	256,606.57	6.689	82.84	650
Nevada	28	6,846,650.00	4.92	244,523.21	6.945	81.27	648
Arizona	34	5,705,570.00	4.10	167,810.88	6.827	84.03	640
Virginia	17	4,588,000.00	3.30	269,882.35	6.824	77.31	680
Washington	7	1,747,850.00	1.26	249,692.86	6.981	83.85	671
Colorado	10	1,561,132.81	1.12	156,113.28	7.138	82.82	652
Massachusetts	4	1,085,895.00	0.78	271,473.75	6.934	80.61	648
Georgia	5	1,008,950.00	0.73	201,790.00	6.950	83.50	630
North Carolina	8	983,500.00	0.71	122,937.50	6.859	81.14	662
Pennsylvania	4	672,950.00	0.48	168,237.50	6.961	84.89	668
Minnesota	3	664,420.00	0.48	221,473.33	6.381	82.36	633
Indiana	3	524,000.00	0.38	174,666.67	7.144	82.06	667
Michigan	3	475,500.00	0.34	158,500.00	7.234	85.21	632
Rhode Island	2	460,000.00	0.33	230,000.00	6.344	80.00	714
Ohio	2	325,500.00	0.23	162,750.00	7.079	81.44	637
New Jersey	1	281,300.00	0.20	281,300.00	6.000	68.61	618
Wisconsin	2	279,900.00	0.20	139,950.00	6.984	79.99	651
Connecticut	1	248,000.00	0.18	248,000.00	5.875	80.00	642
New Hampshire	1	208,000.00	0.15	208,000.00	7.300	80.00	714
Idaho	2	195,540.00	0.14	97,770.00	6.867	73.61	631
Oregon	1	184,000.00	0.13	184,000.00	6.750	80.00	726

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	561 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Prepayment Penalty Term (Years)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0	99	24,376,761.98	17.53	246,229.92	6.974	81.56	658
1	36	9,833,289.50	7.07	273,146.93	7.052	81.74	672
2	290	69,924,630.96	50.27	241,119.42	6.782	80.38	653
3	136	34,959,820.00	25.13	257,057.50	6.687	79.88	657

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
FICO Score	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

561 - 580	1	135,000.00	0.10	135,000.00	6.750	87.10	580
581 - 600	25	5,470,750.00	3.93	218,830.00	7.025	83.08	593
601 - 620	73	18,389,421.28	13.22	251,909.88	6.792	80.99	611
621 - 640	143	35,685,430.00	25.66	249,548.46	6.941	80.49	631
641 - 660	107	24,925,495.00	17.92	232,948.55	6.887	81.01	650
661 - 680	79	19,780,583.56	14.22	250,387.13	6.667	79.29	671
681 - 700	62	16,319,739.79	11.73	263,221.61	6.697	80.75	689
701 - 720	24	5,930,182.81	4.26	247,090.95	6.497	79.56	707
721 - 740	23	6,410,300.00	4.61	278,708.70	6.700	80.44	730
741 - 760	15	3,703,350.00	2.66	246,890.00	6.707	80.22	754
761 - 780	5	1,264,850.00	0.91	252,970.00	7.051	80.00	766
781 - 800	3	767,400.00	0.55	255,800.00	7.277	79.21	786
801 - 820	1	312,000.00	0.22	312,000.00	5.600	80.00	809

Total:	561	139,094,502.44	100.00	247,940.29	6.811	80.56	656

Min: 580
Max: 809
Weighted Average: 656

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.